Exhibit 99.6
                              BANK ONE, TEXAS, N.A.
                        CONSENT, RELEASE AND UNDERTAKING

     NDE Environmental Corporation, a Delaware corporation ("NDE"), granted to Bank One, Texas, N.A. ("Bank One") liens and security interests on the capital stock ("USTMAN Stock") of USTMAN Industries, Inc., a Delaware corporation ("USTMAN"), and USTMAN granted to Bank One liens and security interest in certain assets and properties of USTMAN ("USTMAN Assets") in connection with certain borrowings by NDE from Bank One pursuant to that certain Loan Agreement dated as of October 25, 1996 ("Loan Agreement") by and among Bank One, NDE, Tanknology/NDE Corporation ("TNC"), USTMAN, Proeco, Inc. ("Proeco") and Tanknology of Canada (1988), Inc. ("Tanknology Canada") (such borrowings under the Loan Agreement are referred to herein as the "Indebtedness");

                              W I T N E S S E T H:

     WHEREAS, NDE has agreed to sell to Watson General Corporation ("Watson") all of the USTMAN Stock; and

     WHEREAS, Bank One has agreed to (a) consent to such sale, (b) release USTMAN from its Obligations (as defined in the Loan Agreement) with respect to the Indebtedness and (c) release its liens and security interests in the USTMAN Stock and USTMAN Assets in accordance with the terms and provisions hereof;

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged:

     1. Bank One hereby consents to the sale by NDE to Watson of the USTMAN Stock ("Sale Transaction") and does hereby (a) release USTMAN from its Obligations with respect to the Indebtedness and (b) release its liens and security interests in the USTMAN Stock and the USTMAN Assets.

     2. Bank One hereby agrees to release Certificate No. 3 evidencing the 1,000 shares of USTMAN Stock.

     3. The consents and releases referred to in paragraphs 1 and 2 above shall be effective only upon closing of the Sale Transaction and the satisfaction of all of the conditions enumerated in Article III of Amendment No. 2 to the Loan Agreement of even date herewith (the "Second Amendment").

     4. Bank One shall from time to time, upon request by Watson, USTMAN or NDE, execute and deliver such financing statement releases or other documents necessary to release any lien or security interest of the undersigned in the USTMAN Stock or the USTMAN Assets.

     5. NDE hereby agrees to (a) deposit $3,000,000 of the cash proceeds from the Sale Transaction in a certificate of deposit at Bank One pledged to Bank
One, (b) pledge to Bank One the $500,000 note to be received by NDE in connection with the Sale Transaction and (c) apply the remaining cash proceeds


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of the Sale  Transaction,  less  expenses,  to the  outstanding  balance  of the
Revolving Note (as defined in the Loan Agreement), with any excess over the outstanding balance of the line of credit to be paid to NDE.

     6. NDE hereby agrees to execute the Second Amendment in the form attached hereto as Exhibit A.

     7. This consent, release and undertaking shall be governed by and construed in accordance with the laws of the State of Texas and applicable United States federal law.

     8. This Consent, Release and Undertaking shall be binding upon each of the undersigned and its successors and assigns, and shall inure to the benefit of NDE, USTMAN, Watson and Bank One and their respective successors and assigns. Notwithstanding anything contained herein to the contrary, this Consent, Release and Undertaking shall in all respects be subject to and governed by the terms and conditions of the Second Amendment attached hereto as Exhibit A.

     DATED AND EFFECTIVE as of the 20th day of May, 1997.

                                    BANK ONE, TEXAS, N.A.


                                    By:      /S/ CHARLES KINGSWELL-SMITH
                                        ______________________________________
                                          Authorized Signing Officer



                                    NDE ENVIRONMENTAL CORPORATION


                                    By:      /S/ JAY CHAFFEE
                                        ______________________________________
                                          Jay Chaffee, Chairman of the Board



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